UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2026

KKR Enhanced US Direct Lending Fund-L Inc.
(Exact name of registrant as specified in its charter)

Delaware	814-01724	99-6101395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California Street 50th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

(415) 315-3620
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 31, 2026, KKR Enhanced US Direct Lending Fund-L Inc. (the "Company") declared a dividend of $11.03 per share on the Company’s common shares of beneficial interest (the “Shares”), which will be paid on or about September 30, 2026 to shareholders of record as of the close of business on August 31, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR ENHANCED US DIRECT LENDING FUND-L INC.

Date: September 2, 2026	By:	/s/ Thomas Murphy
Thomas Murphy
Chief Financial Officer